Exhibit 10.20

 Consult your lawyer before signing this lease. It has important legal _________

                                 BUSINESS LEASE

         The Landlord and the Tenant agree to lease the Rental Space for the Term and at the Rent stated, as follows: (The words Landlord and Tenant include all landlords and all tenants under this Lease.)

Landlord    510 Ryerson Road Corp.         Tenant   Intellesale.com, Inc.*
        -------------------------------   --------------------------------------
                Print or type                     Print or type
c/o Safer Development & Management Corp.           510 Ryerson Road
----------------------------------------   -------------------------------------
Address                                    Residence address
1875 McCarter Highway, Newark, NJ 07104           Lincoln Park, New Jersey 07035
---------------------------------------    -------------------------------------
                                    Zip

Rental Space. Approximately One hundred forty three thousand seven hundred fifty (143,750+/-) square feet, as delineated on Exhibit "A" attached to and made part of this Lease (sometimes referred to as "Demised Premises")

in the  Building at 510 Ryerson  Road,  (Block 22, Lot 338)  Lincoln  Park,  New
Jersey
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                                    Address

Date of Lease     April                     1999
-----------------------------------------------------------
Term            Five (5) Years

              Beginning    June 1           1999
                           -------------      --

              Ending       May 31   2004
                           -------------
-----------------------------------------------------------
Security      $105,416.00
-----------------------------------------------------------
Broker.  The Landlord and the Tenant recognize SBW&E, Inc.
(see separate agreement)

as the Broker who brought about this Lease. The Landlord
 143,750 shall pay the Broker's commission.
------------------------------------------------------------
Liability Insurance.    See Paragraph 6
                      -------------------------------

Rent for the Term is $3,162,500.00

The Rent is payable in advance on the first day of each month as follows:

Months         1-36      $47,916.67

Months         37-60     $59,895.83

-calculated based upon 143,750

square feet of rentable space;

together with all payments

designated as Additional Rent

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Use of Rental  Space  solely,  by TENANT,  for the  purpose of  warehousing  and distributing of computer and electronic equipment and supplies, and related offices, and for no other use or purpose.
--------------------------------------------------------------------------------

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Additional  agreements  are  set  forth  on the  Rider  which  is  attached  to, incorporated in and made part of this Lease. Whenever there is an inconsistency between the printed language of this Lease and the language of the Rider, the language of the Rider shall control.


* a Delaware corporation authorized to transact business in New Jersey.






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                                Table of Contents

1.      Possession and Use                       16.   No Alterations
2.      Delay in Giving of Possession            17.   Signs
3.      No Assignment or Subletting              18.   Access to Rental Space
4.      Rent and Additional Rent                 19.   Fire and Other Casualty
5.      Security                                 20.   Eminent Domain
6.      Liability Insurance                      21.   Subordination to Mortgage
7.      Unavailability of Fire Insurance,        22.   Tenant's Certificate
            Rate Increases
8.      Water Damage                             23.   Violation, Eviction,
9.      Liability of Landlord and Tenant                 Re-entry and Damages
10.     Real Estate Taxes                        24.   Notices
11.     Acceptance of Rental Space               25.   No Waiver
12.     Quiet Enjoyment                          26.   Survival
13.     Utilities and Services                   27.   End of Term
14.     Tenant's Repairs, Maintenance,           28.   Binding
             and Compliance
15.     Landlord's Repairs and Maintenance       29.   Full Agreement
---     ----------------------------------       ---   -------------------------

                           ADDENDUM TO LEASE AGREEMENT
                                 BY AND BETWEEN
                       510 RYERSON ROAD CORP. AS LANDLORD
                                       AND
                         INTELLESALE.COM, INC. AS TENANT

                         ===============================

This Addendum is attached to and made part of the Lease Agreement as referenced above.

                                    EXHIBIT A

                                     DIAGRAM

1.       Possession and Use

         The Landlord shall give possession of the Rental Space to the Tenant for the Term. The Tenant shall take possession of and use the Rental Space for the purpose stated above. The Tenant may not use the Rental Space for any other purposes without the written consent of the Landlord.

         The Tenant shall not allow the Rental Space to be used for any unlawful or hazardous purpose. The Tenant is satisfied that the Rental Space is zoned for the Use stated. The Tenant shall obtain any necessary certificate of occupancy or other certificate permitting the Tenant to use the Rental Space for that Use.

         The Tenant shall not use the Rental Space in any manner that results in
(1) an increase in the rate of fire or liability insurance or (2) cancellation of any fire or liability insurance policy on the Rental Space. The Tenant shall comply with all requirements of the insurance companies insuring the Rental Space. The Tenant shall not abandon the Rental Space during the Term of this Lease or permit it to become vacant for extended periods.

         See Rider Paragraph 1.

2.       Delay in Giving of Possession

         This paragraph applies if (a) the Landlord cannot give possession of the Rental Space to the Tenant on the beginning date and (b) the reason for the delay is not the Landlord's fault. The Landlord shall then have 30 days in which to give possession. If possession is given within that time, the Tenant shall accept possession and pay the Rent from that date. The ending date of the Term shall not change. If possession is not given within that time this Lease may be cancelled by either party on notice to the other.

3.       No Assignment or Subletting

         The Tenant may not do any of the following without the Landlord's written consent: (a) assign this Lease (if the Tenant is a corporation, the sale of a majority of its shares shall be treated as an assignment), (b) sublet all or any part of the Rental Space or (c) permit any other person or business to use the Rental Space. See Rider Paragraph 3.

4.       Rent and Additional Rent

         Tenant shall pay the Rent to the Landlord at the Landlord's address.

         If the Tenant fails to comply with any agreement in this Lease, the Landlord may do so on behalf of the Tenant. The Landlord may charge the cost to comply, including reasonable attorney's fees, to the Tenant as "additional rent". The additional rent shall be due and payable as Rent with the next monthly Rent payment. Non-payment of additional rent shall give the Landlord the same rights against the Tenant as if the Tenant failed to pay the Rent.

         See Rider Paragraph 4.

5.       Security

         The Tenant has given to the  Landlord the Security  stated  above.  The
Security shall be held by the Landlord during the Term of this Lease. The Landlord may deduct from the Security any expenses incurred in connection with the Tenant's violation of any agreement in this Lease. For example, if the Tenant does not leave the Rental Space in good condition at the end of the Term, the Security may be used to put it in good condition. If the amount of damage exceeds the Security, the Tenant shall pay the additional amount to the Landlord on demand.

         If the Landlord uses the Security or any part of it during the Term, the Tenant shall on demand pay the Landlord for the amount used. The amount of the Security is to remain constant throughout the Term. The Security is not to be used by the Tenant for the payment of Rent. The Landlord shall repay to the Tenant any balance remaining within a reasonable time after the end of the Term. The Tenant shall not be entitled to interest on the Security.

         If the Landlord's interest in the Rental Space is transferred, the Landlord shall turn over the Security to the new Landlord. The Landlord shall notify the Tenant of the name and address of the new Landlord. Notification must be given within 5 days after the transfer, by registered or certified mail. The Landlord shall then no longer be responsible to the Tenant for the repayment of the Security. The new Landlord shall be responsible to the Tenant for the return of the Security in accordance with the terms of this Lease. See Rider Paragraph 5.

6.       Liability Insurance

         The Tenant shall obtain, pay for, and keep in effect for the benefit of the Landlord and the Tenant public liability insurance on the Rental Space. The insurance company and the broker must be acceptable to the Landlord. This coverage must be in at least the minimum amounts stated above.

          All policies shall state that the insurance company cannot cancel or refuse to renew without at least 10 days written notice to the Landlord.

         The Tenant shall deliver the original policy to the Landlord with proof of payment of the first year's premiums. This shall be done not less than 15 days before the Beginning of the Term. The Tenant shall deliver a renewal policy to the Landlord with proof of payment not less than 15 days before the expiration date of each policy.

         Continued on Rider Paragraph 6.

7.       Unavailability of Fire Insurance, Rate Increases

         If due to the Tenant's use of the Rental Space the Landlord cannot obtain and maintain fire insurance on the Building in an amount and form reasonably acceptable to the Landlord, the Landlord may cancel this Lease on 30 days notice to the Tenant. If due to the Tenant's use of the Rental Space the fire insurance rate is increased, the Tenant shall pay the increase in the premium to the Landlord on demand.

8.       Water Damage

         The Landlord shall not be liable for any damage or injury to any persons or property caused by the leak or flow of water from or into any part of the Building.

9.       Liability of Landlord and Tenant

         The Landlord shall not be liable for injury or damage to any person or property unless it is due to the Landlord's act or neglect. The Tenant is liable for any loss, injury or damage to any person or property caused by the act or neglect of the Tenant or the Tenant's employees. The Tenant shall defend the Landlord from and reimburse the Landlord for all liability and costs resulting from any injury or damage due to the act or neglect of the Tenant or the Tenant's employees.

10.      Real Estate Taxes  See Rider Paragraph 10

         See Rider Paragraph 10.

11.      Acceptance of Rental Space

         The Tenant has inspected the Rental Space and agrees that the Rental Space is in satisfactory condition. The Tenant accepts the Rental Space "as is".

12.      Quiet Enjoyment

         The Landlord has the right to enter into this Lease. If the Tenant complies with this Lease, the Landlord must provide the Tenant with undisturbed possession of the Rental Space.

13.      Utilities and Services

         The Tenant shall arrange and pay for all utilities and services required for the Rental Space, including the following:

         (a)      Heat
         (b)      Hot and cold water
         (c)      Electric
         (d)      Gas
         (e)      sewer
         (f)      trash removal

         The Landlord is not liable for any inconvenience or harm caused by any stoppage or reduction of utilities and services beyond the control of the Landlord. This does not excuse the Tenant from paying Rent. See Rider Paragraph 13.

14.      Tenant's                           and Compliance

         The Tenant shall:

          (a) Promptly comply with all laws, orders, rules and requirements of governmental authorities, insurance carriers, board of fire underwriters, or similar groups.

          (b) Maintain the Rental Space and all equipment and fixtures in it in good repair and appearance.

          (c) Make all necessary repairs to the Rental Space and all equipment and fixtures in it, except structural repairs.

          (d) Maintain the Rental Space in a neat, clean, safe, and sanitary condition, free of all garbage.

          (e) Keep the walks, driveway, parking area, yard, entrances, hallways, and stairs clean and free from trash, debris, snow and ice.

          (f) Use all electric, plumbing and other facilities in the Rental Space safely., and to maintain and replace all fixtures as required.

          (g) Use no more electricity than the wiring or feeders to the Rental Space can safely carry.

          (h) Promptly replace all broken glass in the Rental Space.

          (i) Do nothing to destroy, deface, damage, or remove any part of the Rental Space.

          (j) Keep nothing in the Rental Space which is inflammable, dangerous or explosive or which might increase the danger of fire or other casualty.

          (k) Promptly notify the Landlord when there are conditions which need repair.

          (l) Do nothing to destroy the peace and quiet of the Landlord, other tenants, or persons in the neighborhood.

          (m) Avoid littering in the building or on its grounds.

         The Tenant shall pay any expenses involved in complying with the above.

15.      Landlord's Repairs and Maintenance

         The Landlord shall:

          (a) Maintain the public areas, roof and exterior walls in good condition.

          (b) Make all structural repairs unless these repairs are necessary by the act or neglect of the Tenant or the Tenant's employees.

          (c) Make necessary replacements of the plumbing, cooling, heating and electrical systems, except when made necessary by the act or neglect of the Tenant or the Tenant's employees.

          (d) See Rider Paragraph 15(d) and Paragraph 46.

16.      No Alterations

         The Tenant may not make any changes or additions to the Rental Space without the Landlord's written consent. Any changes or additions made without the Landlord's written consent shall be removed by the Tenant on demand.

         All changes or additions made with the Landlord's written consent shall become the property of the Landlord when completed and paid for by the Tenant. They shall remain as part of the Rental Space at the end of the Term. The Landlord may demand that the Tenant remove any changes or additions at the end of the Term. The Tenant shall promptly pay for all costs of any permitted changes or additions. The Tenant shall not allow any mechanic's lien or other claim to be filed against the Building. If any lien or claim is filed against the Building, the Tenant shall have it promptly removed. See Rider Paragraph 16.

17.      Signs

         The Tenant shall obtain the Landlord's written consent before placing any sign on or about the Rental Space. Signs must conform with all applicable municipal ordinances and regulations.

18.      Access to Rental Space

          The Landlord shall provide reasonable notice to the Tenant to (a) inspect the Rental Space, (b) make necessary repairs, alterations, or improvements, (c) supply services, and (d) show it to prospective buyers, mortgage lenders, contractors or insurers, and to real estate appraisers.

          The Landlord may show the Rental Space to rental applicants at reasonable hours on notice to the Tenant within 6 months before the end of the Term.

        The Landlord may enter the Rental Space at any time without notice to the Tenant in case of emergency.

19.      Fire and Other Casualty

         The Tenant shall notify the Landlord at once of any fire or other casualty in the Rental Space. The Tenant is not required to pay Rent when the Rental Space is unusable. If the Tenant uses part of the Rental Space, the Tenant must pay Rent pro-rata for the usable part.

         See Rider Paragraph 19.

20.      Eminent Domain See Rider Paragraph 20.

         See Rider Paragraph 20.

21.      Subordination to Mortgage

         In a foreclosure sale all mortgages which now or in the future affect the Building have priority over this Lease. This means that the holder of a mortgage may end this Lease on a foreclosure sale. The Tenant shall sign all papers needed to give any mortgage priority over this Lease. If the Tenant refuses, the Landlord may sign the papers on behalf of the Tenant.


22.      Tenant's Certificate

         At the request of the Landlord, the Tenant shall sign a certificate stating that (a) this Lease has not been amended and is in effect, (b) the Landlord has fully performed all of the Landlord's agreements in this Lease, (c) the Tenant has no rights to the Rental Space except as stated in this Lease, (d) the Tenant has paid all Rent to date, and (e) the Tenant has not paid Rent for more than one month in advance. The Certificate shall also list all the property attached to the Rental Space owned by the Tenant.

23.      Violation, Eviction, Re-entry and Damages

         The Landlord reserves a right of re-entry which allows the Landlord to end this Lease and re-enter the Rental Space if the Tenant violates any agreement in this Lease. This is done by eviction. Eviction is a court procedure to remove a tenant. Eviction is started by the filing of a complaint in court and the service of a summons on a tenant to appear in court. The Landlord may also evict the Tenant for any one of the other grounds of good cause provided by law. After a court order of eviction and compliance with the warrant of removal, the Landlord may re-enter and take back possession of the Rental Space. If the cause for eviction is non-payment of Rent, notice does not have to be given to the Tenant before the Landlord.

RIDER TO LEASE AGREEMENT, dated the ____ day of May, 999 by and between 510 Ryerson Road Corp. (Landlord) and Intellesale.com, Inc. a Delaware corporation authorized to do business in New Jersey (Tenant).

--------------------------------------------------------------------------------

USE: Tenant shall use the Premises solely for the purpose as stated on the first page of the Lease, which must be a zoned use, and for no other use or purpose. Tenant shall not create a nuisance or use the Premises for any immoral or illegal purposes.

         The Landlord shall give possession of the Premises to the Tenant for the Term. The Tenant shall take possession of and use the Premises for the purposes stated above. The Tenant may not use the Premises for any other purpose without the written consent of the Landlord.

         The Tenant shall not allow the Premises to be used for any unlawful or hazardous purpose. The Tenant is satisfied that the Premises is zoned for the Use stated. The Tenant shall obtain any necessary certificate of occupancy or other certificate permitting the Tenant to use the Premises for that Use.

         The Tenant  shall not use the  Premises in any manner that  results in:
(1) an increase in the rate of fire or liability insurance or (2) cancellation of any fire or liability insurance policy on the Premises. The Tenant shall not abandon the Premises during the Term of this Lease or permit it to become vacant for extended periods.

         If the Landlord cannot give possession of the Premises to the Tenant on the beginning date and the reason for the delay is not the Landlord's fault, the Landlord shall not be held liable for the delay. The Landlord shall then have thirty (30) days in which to give possession. If possession is given within that time, the Tenant shall accept possession and pay the Rent from that date. The ending date of the Term shall not change.

         Tenant shall not use or occupy the Demised Premises in any manner which:

         (i) impairs or tends to impair the character or appearance of the Demised Premises or the Building or improvements; or

         (ii) impairs or tends to impair the proper and economic maintenance, operations and/or repair of the Demised Premises or the Building or improvements; or

         (iii) annoys or inconveniences or tends to annoy or inconvenience other tenants of the Landlord or neighbors of the Building.

         The Tenant will not conduct any auction, fire, bankruptcy, selling out or going out of business, or similar sales on or about the premises unless given written permission by the Landlord which permission shall not be unreasonably withheld or delayed.

         The Tenant shall not do or permit any act or thing to be done in, about, or to the Demised Premises which shall or might subject the Landlord to any liability or responsibility to any person or for property damage.

RENT:  The Rent shall be paid:

         (i) in advance, without notice, demand, offset, or deduction except as provided in Paragraph 19 herein.

         (ii)     by the first day of each month during the Term; and

         (iii) to Landlord at 1875 McCarter Highway, Newark, New Jersey 07104, or as Landlord may specify in writing to Tenant.

         If Tenant fails to pay part or all of the Rent or Additional Rent within ten (10) days after it is due, the Tenant shall also pay, as Additional Rent a late charge equal to five (5%) percent of the unpaid Rent and Additional Rent.

         If the Tenant fails to comply with any agreement in this Lease, the Landlord may do so on behalf of the Tenant. The Landlord may charge the cost to comply, including reasonable attorney's fees, to the Tenant as "Additional Rent". The Additional Rent shall be due and payable as Rent with the next monthly rent payment. Non-payment of Additional Rent shall give the Landlord the same rights against the Tenant as if the Tenant failed to pay the Rent. The Additional Rent shall be due and payable as Rent within thirty (30) days following written Notice from the Landlord of the assessment sums due and owing.

FIRST OPTION TO EXTEND: Tenant is given the option to extend the term on all the provisions contained in this Lease, except for minimum monthly rent, for a three [3] year period ("the first extended term") following expiration of the initial term, by giving notice of exercise of the option ("the first option notice") to Landlord at least six [6] months but not more than one [one] year before the expiration of the initial term, TIME BEING OF THE ESSENCE as Landlord's receipt of the first option notice. Provided that, if Tenant is in default on the date of giving the first option notice, the first option notice shall be totally ineffective, or if Tenant is in default on the date the first extended term is to commence, the first extended term shall not commence and this Lease shall expire at the end of the initial term.

The monthly rent for the first extended term shall be fixed at ninety (90%) percent of the Fair Market Rental Value of the Demised Premises at the time of the expiration of the initial Lease term, but in no event shall the base monthly rental be less than the base monthly rental for the last month of the initial Lease term. The parties shall have fifteen (15) days after Landlord receives the first option notice in which to agree on minimum monthly rent during the first extended term. If the parties agree on the minimum monthly rent for the first extended term during that period, they shall immediately execute an amendment to this Lease stating the minimum monthly rent.

If the parties are unable to agree on the minimum monthly rent for the first extended term within that period, then within fifteen [15] days after the expiration of that period, LANDLORD shall provide to TENANT a list of three (3) real estate appraisers, each with at least 5 years' full-time industrial appraisal experience in the Morris County, New Jersey area and licensed by the State of New Jersey. Within ten (10) days of TENANT receiving the list of appraisers, TENANT shall notify LANDLORD of TENANT's choice of appraiser. Failure by TENANT to notify LANDLORD within this period shall cancel this First Option to Extend. Upon completion, the appraisal report shall be sent to TENANT and LANDLORD by certified mail, return receipt requested. Within ten (10) days of receiving the report, TENANT shall notify LANDLORD in writing of its intent to accept the Fair Market Rental Value rate determined by the appraiser. If TENANT accepts the appraisal rate and renews the Lease, the rate shall be used to determine the minimum monthly rent and LANDLORD and TENANT shall equally share the expense of the appraisal cost. If TENANT does not accept the appraisal and does not renew the Lease, which right is reserved to TENANT, TENANT shall pay the full cost of the appraisal report.

In setting the minimum monthly rent for the first extended term, the appraiser shall base the appraisal upon the use of the Premises for warehousing, distributing and the other rights granted in the "Use" paragraph of this Lease.

In no event shall the minimum monthly rent for the first extended term be less than the minimum monthly rent for the last year of the initial term of this Lease.

Anything in this option provision to the contrary notwithstanding, if TENANT does not exercise the first option to extend then not less than four (4) months prior to the end of the initial Term, TENANT shall prepare, file and diligently pursue obtaining ISRA approval in connection with the cessation of its operation at the Premises. TENANT shall provide to LANDLORD copies of all filings with any responses from the NJDEPE in connection with this ISRA compliance.

SECOND OPTION TO EXTEND: Tenant is given the option to extend the term on all the provisions contained in this Lease, except for minimum monthly rent, for a three [3] year period ("the second extended term") following expiration of the first extended term, by giving notice of exercise of the option ("the second option notice") to Landlord at least six [6] months but not more than one [one] year before the expiration of the first extended term, TIME BEING OF THE ESSENCE as to Landlord's receipt of the second option notice. Provided that, if Tenant is in default on the date of giving the second option notice, the second option notice shall be totally ineffective, or if Tenant is in default on the date the second extended term is to commence, the second extended term shall not commence and this Lease shall expire at the end of the first extended term.

The monthly rent for the second extended term shall be fixed at ninety (90%) percent of the Fair Market Rental Value of the Demised Premises at the time of the expiration of the first extended term, but in no event shall the base monthly rental be less than the base monthly rental for the last month of the first extended term. The parties shall have fifteen (15) days after Landlord receives the second option notice in which to agree on minimum monthly rent during the second extended term. If the parties agree on the minimum monthly rent for the second extended term during that period, they shall immediately execute an amendment to this Lease stating the minimum monthly rent.

If the parties are unable to agree on the minimum monthly rent for the second extended term within that period, then within fifteen [15] days after the expiration of that period, LANDLORD shall provide to TENANT a list of three (3) real estate appraisers, each with at least 5 years' full-time industrial appraiser experience in the Morris County, New Jersey area and licensed by the State of New Jersey. Within ten (10) days of TENANT receiving the list of appraisers, TENANT shall notify LANDLORD of TENANT's choice of appraiser. Failure by TENANT to notify LANDLORD within this period shall cancel this Second Option to Extend. Upon completion, the appraisal report shall be sent to TENANT and LANDLORD by certified mail, return receipt requested. Within ten (10) days of receiving the report, TENANT shall notify LANDLORD in writing of its intent to accept the Fair Market Rental Value rate determined by the appraiser. If TENANT accepts the appraisal rate and renews the Lease, the rate shall be used to determine the minimum monthly rent and LANDLORD and TENANT shall equally share the expense of the appraisal cost. If TENANT does not accept the appraisal and does not renew the Lease, which right is reserved to TENANT, TENANT shall pay the full cost of the appraisal report.

In setting the minimum monthly rent for the second extended term, the appraiser shall base the appraisal upon the use of the Premises for warehousing, distributing and the other rights granted in the "Use" paragraph of this Lease.

In no event shall the minimum monthly rent for the second extended term be less than the minimum monthly rent for the last year of the first extended term.

Anything in this option provision to the contrary notwithstanding, if TENANT does not exercise the second option to extend then not less than four (4) months prior to the end of the first extended term TENANT shall prepare, file and diligently pursue obtaining ISRA approval n connection with the cessation of its operation at the Premises. TENANT shall provide to LANDLORD copies of all filings with any responses from the NJDEPE in connection with this ISRA compliance.

OPTION TO PURCHASE: Landlord grants to Tenant the option to purchase the Land and the Building of which the Demised Premises form a part in accordance with the provisions of this Lease, provided that Tenant is not in default of any of its obligations under this Lease either at the time Tenant exercises the option or at the time of closing.

         Tenant shall have the right to exercise this option to purchase at any time during the last eighteen months of the term, between December 1, 2002 and November 30, 2003.

         Tenant shall exercise the option by delivering to Landlord written notice (the "Option Notice") within the option period started in the preceding paragraph. In order to be effective, the Option Notice shall be accompanied by a Bank Check or Certified Check in an amount equal to ten (10%) percent of the purchase price (as set forth in the following paragraph) (the "deposit"), payable to the order of Philip D. Neuer, Esq., escrow agent and shall be received by the Landlord on or before November 30, 2003. TIME BEING OF THE ESSENCE. The deposit shall constitute liquidated damages in the event Tenant, after exercising this option shall default and fail to close title. The parties agree that Landlord's actual damages may not be ascertainable and for that reason have agreed to this liquidated damage provision.

         The purchase price shall be Nine Million Three Hundred Forty-Three Thousand Seven Hundred Fifty ($9,343,750.00) Dollars.

         The purchase price shall be payable in full in lawful money of the United States of America by Tenant at the closing.

         Landlord shall deliver a Bargain and Sale Deed with Covenants against Grantor's Acts, executed and acknowledged in recordable form, conveying the Land and Building. Title shall be conveyed free and clear of all liens, encumbrances, covenants, restrictions, easements and other matters of record, except all tenancies which may then be in existence and all matters of record at the time this Lease is executed (it being the intention of the parties that Landlord shall convey to Tenant title which is consistent with the title which exists at this time), current real property taxes and current assessments not yet due and payable, and anything whether of record or not of record which is in any way affects title resulting from the acts or omissions of Tenant. Landlord's title insurance policy is attached to and made part of this Lease as Exhibit "B". Tenant shall accept title subject to all matters set forth in Exhibit "B".

         All rent, utilities, real property taxes, insurance premiums and all other customary items for like properties shall be adjusted as of the date of the closing. Landlord shall pay the Realty Transfer Fee. Tenant shall pay all recording costs.

         Tenant shall not assign its interest, or any portion of its interest, in the option granted by this paragraph, except to an entity controlled by the Tenant or by its present majority shareholder, and then, only after the option is exercised and Tenant remains liable.

         If Tenant does not properly and timely exercise the option strictly in accordance with this Paragraph on or before November 30, 2003, Time Being of the Essence, then this option shall automatically expire.

         Subject to the provisions of the following subparagraphs, closing of title shall take place not later than the first day of the seventh (7th) month following Landlord's receipt of the option notice. After the first day of the seventh month either Landlord or Tenant may declare Time to Be of the Essence for the closing of title by delivering written notice to the other party not less than 21 days prior to the closing date established in that notice.

         In the event that Landlord elects to effectuate a tax-deferred like-kind exchange as presently provided for in Internal Revenue Code Section 1031 in connection with the transaction described in this paragraph, the Tenant agrees to cooperate with the Landlord provided that:

         A. Tenant shall not incur any additional costs, tax liability or expense in effectuating such exchange;

         B. The closing date shall not be unduly delayed by reason of such exchange;

         C. Landlord shall remain fully liable for all of its obligations under this Lease; and

         D. Landlord shall indemnify and hold Tenant harmless from and against any liability, cost, claim or expense arising from such exchange.


         Subject to the foregoing, Tenant agrees to execute such documents as may be reasonably required to effectuate the like-kind exchange described above.

         In the event Landlord is unable to complete the Like-kind exchange prior to the closing date, Tenant's obligations under this paragraph shall remain in full force and effect for a period not to exceed three hundred sixty five (365) days after closing, it being understood that completion of such exchange is not a condition of the closing.

         Tenant covenants and agrees that it shall be responsible for compliance with the New Jersey Industrial Site Recovery Act in connection with the conveyance of the property from Landlord to Tenant. Landlord agrees that an Administrative Consent Order shall be sufficient evidence of compliance.

         Tenant shall have the right to inspect the Land and the Building of which the Demised Premises form a part at any time or at various times prior to the exercise of the option to purchase.

1.       Paragraph  1 is  amended  and  supplemented  by adding  the  following:
Landlord at its cost and expense shall prepare a site plan drawing, provide public notice and the testimony of the Engineer who prepares the site plan. Tenant is responsible for all other costs, expenses and aspects of obtaining site plan approval, any and all variances that may be required, and the Certificate of Occupancy.

3. Paragraph 3 is amended and supplemented by adding the following: The Tenant may not do any of the following without the Landlord's written consent:
(a) assign this Lease (if the Tenant is a corporation, the sale of a majority of its shares shall be treated as an assignment), (b) sublet all or any part of the Premises or (c) permit any other person or business to use the Premises.

         Landlord shall not be required to consent to any assignment or sublease to any individual or entity which:

         (a)      engages in manufacturing activities; or

         (b) operates a business with an SIC Code which will subject the property to the provisions of the Industrial Site Recovery Act
                  (ISRA); or

         (c) increases the potential for environmental impacts to the land, the building or the demised premises; or

         (d) in the exercise of the Landlord's sound business judgment does not posses the requisite financial stability, management expertise or business history to warrant being approved as an assignee or sub-tenant.

         In no event shall the pro rata rental to be paid by any assignee or subtenant be less than that specified in this Lease.

         If the Tenant desires to assign this Lease or sublet any portion of the Demised Premises, then the Tenant must first offer this Lease back to the Landlord at no cost to the Landlord. The Tenant must make or pay for all repairs which are its obligation under this Lease or any sublease or any other agreement prior to its surrender of this Lease and must assign to the Landlord all of its right, title and interest in or to any assignments or subleases then in existence for any portion of the Demised Premises. Basic Rent, Additional Rent and all other monetary obligations of the Tenant shall be apportioned to such date and the Tenant shall surrender the Demised Premises on such date. Subject to payment of required Lease adjustments, the parties shall thereafter have no further liability one to the other and Tenant shall not be entitled to any portion of the rental nor other receipts from any existing or future assignee, tenant or subtenant. The Landlord may lease the Demised Premises to any party whatsoever, without any liability to the Tenant nor to any other party for any amount whatsoever, including, but not limited to, brokerage fees or commissions, even if the said party was engaged in the previous negotiations with or introduced to the Demised Premises by the Tenant. Upon acceptance by the Landlord of the surrender of this Lease, the Tenant must notify each existing assignee and subtenant, if any, by receipted delivery service that its full future rent and all other payments must be made to the Landlord herein.

         If the Landlord decides not to accept the surrender of the Lease, the Tenant may assign this Lease or sublet more than one-half of the Demised Premises to the proposed assignee or subtenant upon the same terms and conditions as those specified in the proposed assignment or sublease agreement sent to the landlord for its consent, subject, however, to the Landlord's rights under this article and this Lease. The Landlord shall have the right to demand, as a condition of consent to any sublease or assignment, security or additional security from the Tenant, the assignee or the sublessee, as the case may be.

         In the event of a default by the Tenant, the Landlord, at its option, may collect all Basic Rent, Additional Rent, and any other monetary obligations from any and all present or future assignees, subtenants and/or occupants and apply the amount collected toward the Tenant's obligations under this Lease. No such collection on the part of the Landlord shall be deemed a waiver of any of the Landlord's rights under this lease; nor shall it be deemed an acceptance of the assignee, subtenant or occupant by the Landlord as a tenant; nor shall it be deemed an acceptance of any assignment or sublease not previously approved by the Landlord; nor shall it release the Tenant from the further performance of its covenants and obligations under the Lease. The Tenant shall remain fully liable for any deficiency in the amounts so received by the Landlord and the amounts specified to be paid under this Lease. Any excess in the amounts so received shall remain the property of the Landlord and the Tenant shall have no interest in same.

4. Paragraph 4 is amended and supplemented by adding the following: In the event additional rent is assessed, Landlord shall give written Notice to Tenant of each such claims expense, the payment of which shall be due within thirty
(30) days of this Notice.

5. Paragraph 5 is amended and supplemented by adding the following: Upon execution of this Lease, Tenant shall pay to Landlord the Security Deposit ("Security") in the amount of One hundred five thousand four hundred sixteen Dollars ($105,416.00). The Security shall be held by the Landlord during the term of this Lease. The Landlord may deduct from the Security any expenses incurred in connection with the Tenant's violation of any agreement in this Lease. If the amount of damage exceeds the Security, the Tenant shall pay the additional amount to the Landlord on demand.

         If the Landlord uses the Security or any part of it during the Term, the Tenant shall on demand pay the Landlord for the amount used. The amount of the Security is to remain constant throughout the Term. The Security is not to be used by the Tenant for the payment of Rent. The Landlord shall repay to the Tenant any balance remaining within a reasonable time after the end of the Term. The Tenant shall not be entitled to interest on the Security.

         If the Landlord's interest in the Premises is transferred, the Landlord shall turn over the Security to the new Landlord. The Landlord shall notify the Tenant of the name and address of the new Landlord. Notification must be given within five (5) days after the transfer, by registered or certified mail. The Landlord shall then no longer be responsible to the Tenant for the repayment of the Security. The new Landlord shall be responsible to the Tenant for the return of the Security in accordance with the terms of this Lease.

         The Tenant covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as Security and that neither the Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. The Landlord or its successors in interest will return the Security to the original Tenant regardless of one or more assignments of the Tenant's interest in the Premises. Upon the return of such Security, or balance thereof, to the original Tenant, the Landlord or its successor in interest shall be completely relieved of liability hereunder. Landlord may commingle the Security with its other funds.

         The use, application or retention of all or any portion of the Security by the Landlord shall not prevent the Landlord from exercising any other right or remedy provided for under this Lease or at law or equity and shall not operate as a limitation on any recovery to which the Landlord may otherwise be entitled. It is specifically agreed and understood that the Tenant is liable to the Landlord for the payment of any sums due to the Landlord under the Lease regardless of any application by the Landlord of the amount of Security provided for herein. In consideration of the agreed to rental specified herein, the Tenant does hereby grant to the Landlord the right to use said Security for its own purposes and it shall not be considered as trust funds. No interest on the said Security nor other sums shall be payable hereunder to the Tenant by the Landlord.

         Based upon the annual reconciliation of Tenant's Proportionate Share of actual Operating Expenses and Taxes, the actual amount due from Tenant for the final estimate period of the Term of this Lease shall be due and payable even though it may not be finally calculated until after the expiration of the Term. Accordingly, Landlord shall have the right to continue to hold a portion, as reasonably estimated by Landlord in good faith, of the Security Deposit following the expiration of the Term until Tenant's Proportionate Share of actual Operating Expenses or Taxes, or both, has or have been calculated by Landlord and paid by Tenant.

6. Paragraph 6 is amended and supplemented by adding the following: The Tenant shall maintain liability insurance in the amount of which shall be combined minimum amount of four million ($4,000,000.00) dollars. The Tenant shall obtain, pay for as Additional Rent and keep in effect for the benefit of the Landlord and the Tenant public liability insurance on the Premises. The insurance company and the broker must be acceptable to the Landlord. This coverage must be in at least the minimum amounts stated above.

         All policies shall state that the insurance company cannot cancel or refuse to renew without at least ten (10) days written notice to Landlord.

         The Tenant shall deliver the original Form ACORD 27 policy to the Landlord with proof of payment of the first year's premium. This shall be done not less than fifteen (15) days before the Beginning of the Term. The Tenant shall deliver a renewal policy to the Landlord with proof of payment not less than fifteen (15) days before the expiration date of each policy.

         The Tenant shall pay all premiums and charges for the insurance that it is required to maintain under this Lease. If the Tenant shall fail to make any such payment when due or otherwise fail to maintain any required insurance or satisfy the requirements of the Landlord or the mortgagees designated by the Landlord, the Landlord, at its option, may, but shall not be obligated to, either make such payments as shall be required to maintain any such insurance as aforesaid or obtain a separate insurance policy to provide the required coverage without waiving or releasing any default by the Tenant.

         The Tenant shall give prompt notice to the Landlord of any claims made under the insurance policies on the Premises, Building and/or Land. The Landlord, may, at its option, participate in any and all settlement negotiations with any insurance company concerning any and all claims to which it is a party. In the event of any loss or damage covered by insurance, the Tenant shall execute and deliver to the Landlord, if requested, such proof of loss and other instruments as may be required to obtain insurance monies payable to the Landlord and/or the said mortgagees. In the event the Tenant fails to so execute the aforesaid documents in a timely manner, the Tenant hereby constitutes and appoints the Landlord as its attorney in fact and authorizes the Landlord to execute the aforesaid documents on its behalf without any further authorization from the Tenant. The Tenant shall not violate or permit to be violated any of the conditions or provisions of any policy of insurance placed at any time on the Demised Premises, Building and/or Land.

         Each such insurance policy or certificate therefor obtained by the Tenant pursuant to this Lease shall be (a) issued for terms of not less than twelve (12) full consecutive calendar months, and shall contain a clause that the policy shall not be canceled without at least ten (10) days prior written notice to the Landlord and the mortgagees designated by the Landlord, (b) written on a form satisfactory to the Landlord and the mortgagees designated by the Landlord by a good and solvent insurance company of recognized standing, admitted to do business in the State of New Jersey, and shall be without co-insurance clauses nor any deductible feature (except as specifically permitted by the Landlord in writing provided that the Tenant remains at all times liable for the payment to the Landlord of such deductible amount in the event of a loss), (c) shall name 510 Ryerson Road Corp. as Landlord and its mortgagees each as a "named insured", (d) shall contain a provision that no act or omission of the Tenant shall affect or limit the obligations of the insurance company issuing such policy to pay in the event of a loss, and (e) shall contain a Loss Discovery Clause.

         In the event that the Tenant performs any negligent act or omission which results in a loss, forfeiture or reduction of said insurance coverage or payments, the Tenant shall pay to the Landlord upon demand, as Additional Rent, the amount of such loss, forfeiture or reduction not otherwise covered by Landlord's insurance policy proceeds. In the event of any loss or damage not covered or only partially covered by insurance, the Tenant shall bear its proportionate share of the full cost of repairing such loss or damage above any amount obtained from the insurance company. The Tenant shall pay the full cost of any increase in the insurance premiums on the Land, Building or the Demised Premises if such increase is due to the Tenant's or its permittees' use, tenancy or occupancy. The Landlord and the Tenant specifically waive any and all rights of subrogation as against the other.

         The Tenant shall be responsible to carry its own fire, contents and sprinkler damage insurance and all and all other insurance upon its own and its permittee's personal property, its contents, its work, its alterations, its improvements, and the like. The Landlord shall not be liable for the Tenant's failure to do so.
         Paragraph 9 is amended and supplemented by adding the following: The Landlord shall not be liable for injury or damage to any person or property unless it is due to the Landlord's act or neglect. The Tenant is liable for any loss, injury or damage to any person or property caused by the act or neglect of the Tenant or the Tenant's employees. The Tenant shall defend the Landlord and reimburse the Landlord for all liability and costs resulting from any injury or damage due to the act or neglect of the Tenant or the Tenant's employees.

         The Landlord shall not be liable for any damage or injury to any persons or property caused by the leak or flow of water from or into any part of the Building.

         The Tenant shall look solely to the Landlord's interest in the Real Estate for the enforcement of any judgment or decree requiring the payment of money to the Tenant by reason of any default or breach by the Landlord under this Lease or for any other reason, and to no other property or asset of the Landlord, its partners, owners, principals, officers, directors or the like. In no event shall there be any personal liability on the part of the Landlord, its partners, owners, principals, officers, directors or the like beyond its interest in the Building and Land, and no other asset of the Landlord, its partners, owners, principals, officers, directors or the like shall be subject to levy, execution, attachment or any other legal process.

10. REAL ESTATE TAXES AND GOVERNMENTAL IMPOSITIONS: In addition to the Rent, the Tenant shall pay to the Landlord upon demand, as Additional Rent, its proportionate share of all real estate taxes, all assessments and all special assessments and any other governmental impositions, levies and charges or the like of every kind and nature whatsoever, or any governmental charges levied in substitution thereof, which shall, during the Term of this Lease, be imposed upon or charged against the Demised Premises, Building and/or Land or any part thereof, together with any interest and penalties thereon.

         If at any time during the Term of this Lease, the method or scope of taxation prevailing as the date of execution of this Lease shall be modified or enlarged so as to cause the method of taxation to be changed, so that in lieu of, or as an addition to the governmental impositions named herein, there may be a capital levy or other imposition based on the value of the Building and/or Land, or the rents received therefrom, or some other form of assessment based in whole or in part on some other valuation of the Landlord's real property including the Demised Premises, then and in such event, such substituted tax or imposition shall be payable in accordance with the obligations set forth in this article. Such substitute tax shall be computed as if the Building and Land of which the Demised Premises are a part were the only property owned by the Landlord.

         It is the intent of the parties hereto that the Rent to be paid by the Tenant to the Landlord as provided for in this Lease shall be an absolute net return to the Landlord and that the Tenant shall, in all events, and in addition to the Rent be responsible for its proportionate share of all charges (other than the Landlord's income franchise, estate, inheritance or transfer taxes unless such taxes are reasonably deemed imposed in substitution for the aforesaid governmental impositions) imposed by any governmental authority upon the Land, the buildings thereon, the improvements thereto, the contents thereof, or caused by the Tenant's use thereof. This Lease shall always be construed in order to effectuate this declared intent of the parties.

         The Tenant shall pay to the Landlord its proportionate share of the real estate taxes due on the Building and the Land upon which it is located as an escrow payable in twelve (12) equal installments on the first day of every month, in advance. The Tenant shall initially pay a one (1) month escrow to the Landlord. Said escrow amount is to be adjusted annually in accordance with the tax bill from the Borough of Lincoln Park. The Landlord is authorized to hold the Tenant's proportionate share of the real estate taxes plus one (1) month as tax escrow prior to the date each quarterly tax payment is due to the Borough of Lincoln Park.

         The Landlord shall have the sole and unrestricted right, but not the obligation, to contest the validity or amount of any imposition. If the Landlord shall institute any such contest, it shall have the sole and unrestricted right to settle any negotiations, proceeding or action upon any terms the Landlord may in its sole discretion determine. The Tenant shall not have the right to institute any such proceedings, it being understood that the commencement, settlement and conduct thereof shall be in the sole discretion of the Landlord. The Tenant shall pay its proportionate share of such imposition when due. Upon final determination, the Tenant shall be entitled to its proportionate share of the net amount (after deduction for experts, attorneys, witnesses and all other fees and expenses) of any refund of such impositions to the extent the same may have been paid by the Tenant. Tenant shall have the right to contest a real estate tax increase only with the written consent of the Landlord.

14.      Paragraph  14 is amended  and  supplemented  by adding  the  following:
Anything in the Paragraph 14(a) to the contrary notwithstanding, it is agreed that all costs of compliance which are caused by or related to TENANT's manner of use of the Demised Premises shall be the sole responsibility of the TENANT. Where compliance is required of the Building, generally, and not as a specific result of TENANT's manner of use, then the TENANT shall only pay its proportionate share of such compliance, which cost of compliance shall be amortized over the useful life of each such improvement as reasonably determined by the parties.

15.      Paragraph 15 is amended and supplemented by adding the following:

         (d)      The Landlord shall:

                  (i) maintain the public areas, roof and exterior walls in good condition;

                  (ii) make all structural repairs unless these repairs are made necessary by the act or neglect of the Tenant or the Tenant's employees;

         The Landlord shall have no liability to the Tenant, nor shall there be any allowance nor abatement whatsoever to the Tenant for diminution in the rental value of the Demised Premises, nor shall the Tenant's covenants and obligations under the Lease be reduced, abated or affected in any manner whatsoever, by reason of any inconvenience, annoyance, disturbance, interruption, loss of business or other damage or injury arising from either the Landlord's doing or failing to do any repairs, maintenance, alterations, additions, improvements, replacements, changes or work of any nature or type whatsoever to any portion of the Building, Land, Demised Premises or their fixtures, appurtenances or equipment.

16.      Paragraph 16 is amended and supplemented by adding the following:

         "Alterations"    means    alterations,     additions,    substitutions,
installations, changes, and improvements, but excludes minor decorations.

         The Tenant shall not make Alterations without the Landlord's advance written consent. Any alterations made without the Landlord's written consent shall be removed by the Tenant on demand.

         All alterations made with the Landlord's written consent shall become the property of the Landlord when completed and paid for by the Tenant. They shall remain as part of the Premises at the end of the Term. The Landlord may demand that the Tenant remove any Alterations at the end of the Term. The Tenant shall promptly pay for all costs of any permitted Alterations. The Tenant shall not allow any mechanic's lien or other claim to be filed against the Building. If any lien or claim is filed against the Building, the Tenant shall have it promptly removed.

         Prior to performing any work permitted hereunder, the Tenant shall first submit plans and specifications to the Landlord for its approval. No work may be commenced and no permits may be applied for unless and until the Landlord has issued its written approval for all work which Tenant proposes to perform. Upon receiving Landlord's written approval, then Tenant shall obtain, at the Tenant's cost and expense, all permits, approvals, certificates and the like required by any governmental or quasi-governmental bodies and, upon completion, certificate of final approval thereof and shall deliver promptly duplicates of all such permits, approvals, certificates and the like to the Landlord. In addition, before commencing any work on the Demised Premises, the Tenant and its contractors and subcontractors shall provide the Landlord with acceptable insurance certificates insuring the Landlord against all risks and liabilities relating to the Tenant's construction on the Demised Premises. The Tenant agrees to carry, and will cause its contractors and subcontractors to carry such builder's risk, workman's compensation, general liability, personal and property damage insurance as the Landlord may require. Any change in or additional plumbing or electrical wiring for installations made by the Tenant in the Demised Premises shall be made at the Tenant's own cost and expense by a licensed plumber or electrical contractor as appropriate, with proper permits for same. Upon completion of such work, the Tenant shall obtain and deliver to the Landlord certificates of inspection and approval from the authorities having jurisdiction.

         The Tenant shall not and is specifically prohibited from doing any of the following:

         (i) installing or hanging or in any way attaching any equipment, machinery, appurtenances, or the like on any structural element of the Building, on the exterior of the Building, on the roof, or anywhere on the Land,

         (ii) cutting any holes into any structural elements of the Building, or into the exterior of the Building or into the roof,

         (iii) making any structural modifications to the Demised Premises or to the Building,

         (iv) making any modifications or alterations to the Building's systems as they existed at the Commencement Date.

19.      Paragraph 19 is amended and supplemented by adding the following:

         The Tenant shall notify the Landlord at once of any fire or other casualty, in the Premises. The Tenant is not required to pay Rent when the Rental Space is unusable. If the Tenant uses part of the Premises, the Tenant must pay Rent pro-rata for the usable part.

         If the Rental Space is partially damaged by fire or other casualty, the Landlord shall repair it as soon as possible. This includes the damage to the Rental Space and fixtures installed by the Landlord. The Landlord need not repair or replace anything installed by the Tenant.

         If the fire or other casualty is caused by the negligent act or neglect of the Tenant or the Tenant's employees, agents or invitees, the Tenant shall pay for all repairs and all other damages.

         In case of any damage to the Building by fire or other casualty occurring during the Term or previous thereto, which renders the Demised Premises totally untenantable and that the same cannot be repaired within six
(6) months from the happening of such damage, then the Term of this Lease shall terminate from the date of the surrender of the Demised Premises by the Tenant to the Landlord. The Tenant shall pay rent only to the time of such surrender. Upon such termination, the Landlord, discharged from all of the terms, conditions and provisions of this Lease and any liability thereunder, may re-enter and repossess the Demised Premises without any liability whatsoever to any party. If the Demised Premises shall be so damaged, but the damage is repairable within six (6) months from the happening of such damage, the Landlord agrees that if required to do so by the other terms and conditions of this Lease to repair the same with due diligence and reasonable speed and dispatch subject to the terms and conditions of this Lease. In such event, this Lease shall remain in full force and effect during the period of the Landlord's restoration and the rent shall abate during the period of restoration. The payment of rent shall resume upon such restoration and delivery by the Landlord to the Tenant. Landlord need not repair or replace anything installed by the Tenant.

         If the Demised Premises shall be partially damaged then, if required to do so by the other terms and conditions of this Lease, the Landlord agrees to repair the same with due diligence and reasonable speed and dispatch subject to the terms and conditions of this Lease. In such event, this Lease shall remain in full force and effect during the period of the Landlord's restoration. The rent accrued and accruing shall not abate, except for that portion of the Demised Premises that has been rendered untenantable and as to only that portion the rent shall abate pro rata. The payment of rent for such portion shall resume upon its restoration and delivery by the Landlord to the Tenant.

         In all events, the Landlord shall receive the insurance proceeds and the Tenant shall assign and deliver to the Landlord all insurance proceeds or rights thereto arising from the damage to or destruction of the Demised Premises. Provided the damage shall be covered by insurance as aforesaid, and provided the insurance applicable shall be in an amount equal to the full replacement value of the property damaged, the Landlord shall pay from these proceeds the cost of repairing such damage as may have occurred, whether total or partial. It is the intent of the parties hereto that the Landlord shall be responsible for the repair of all damage to the Demised Premises only to the extent that the cost of such repairs is covered by insurance and only after the Landlord receives the appropriate insurance proceeds and not otherwise. In the event the damage shall not be covered by insurance or if the insurance proceeds are insufficient to cover the full cost of repairing the damage, including both temporary and permanent repairs, and the damage has been caused by the negligent act of Tenant, its employees, agents or invitees, then the cost of repairing, replacing or restoring the Demised Premises shall be payable by the Tenant to the Landlord but only to the extent that the insurance proceeds are insufficient to cover the cost of repairing the damage. It is further understood that the responsibility of the Landlord to repair, replace or restore damaged property covered by insurance shall not extend to items of the Tenant's personal property maintained on the Demised Premises nor to any removable improvements made by the Tenant. Such items shall be restored, replaced or repaired by the Tenant at its option. All insurance proceeds as are applicable to the repair, replacement or restoration of damaged property which is the responsibility of the Landlord, shall be paid to the Landlord or to the mortgagee designated by the Landlord prior to the Landlord's commencement of permanent repairs. The Tenant hereby consents to and assigns to the Landlord all its right, title and interest in such insurance proceeds. In all events, the Tenant is responsible to pay the amount of any deductions which the insurance company may make for any reason from the payment of the claim. Anything in the foregoing to the contrary notwithstanding, Tenant does not assign any insurance proceeds to Landlord which have been paid to Tenant for the repair or replacement of Tenant's property.

20.      Paragraph 20 is amended and supplemented by adding the following:

         If the Land, Building or Demised Premises or any portion thereof are taken under Eminent Domain or condemnation proceedings as defined herein and the Demised Premises cannot be reasonably restored to a complete architectural unit, then this Lease shall terminate, and the Term hereof shall end as of such date as the Landlord shall fix by notice in writing to the Tenant. The Tenant shall have no claim against the Landlord for the value of any unexpired Term.

         In the event that the Demised Premises can be so restored and the amount of any separate award received by the Landlord for such restoration is sufficient to pay for such work, then the Landlord shall with reasonable dispatch restore and make a complete architectural unit of Demised Premises and shall pay the cost of such work. In such event, this Lease shall continue in full force and effect except that the rent shall be abated proportionately as appropriate for the portion of the Demised Premises taken in condemnation. If, however, the amount of any separate award received by the Landlord is insufficient to pay for such restoration, then this Lease, at the option of the Landlord, shall terminate and the Term hereof shall end as of such date as the Landlord shall fix by notice in writing to the Tenant. In such event, the Tenant shall have the option of paying for any deficiency in such separate award. If the Tenant chooses to pay for such deficiency, then the Landlord shall with reasonable dispatch restore and make a complete architectural unit of the Demised Premises and shall pay the cost of such work, but in no event shall the Landlord be required to expend more than a sum equal to the amount of a separate award received by the Landlord for such restoration plus Tenant's deficiency payment. Under such circumstances, any deficiency in such separate award will be paid by the Tenant and this Lease shall continue in full force and effect except that the rent shall be abated proportionately as appropriate for the portion of the Demised Premises so taken in condemnation. This Lease, at the option of Landlord or Tenant, shall terminate in the event the Building cannot be restored.

         The award, proceeds or settlement on all or any part of the Demised Premises, in any such condemnation proceeding shall be payable to the Landlord. No part of any award made to the Landlord shall belong to the Tenant, nor shall the Tenant make any claim against the governmental or other authority for the value of its leasehold. All rights of the Tenant, if any, to damages are hereby assigned to the Landlord and the Tenant hereby assigns to the Landlord all of its interest and rights in and to such awards, proceeds or settlements. The Tenant agrees to execute and deliver to the Landlord any instruments or documents as may be required or deemed necessary to facilitate or expedite any aforesaid proceedings, or to obtain such awards, proceeds or settlements for the Landlord, or to effectuate a proper transfer of title to such governmental or other authority, agency, body or public utility seeking to take or acquire the said Land, Building or Demised Premises or any part thereof. In the event the Tenant fails to so execute the aforesaid documents in a timely manner, the Tenant hereby constitutes and appoints the Landlord as its attorney in fact and authorizes the Landlord to execute the aforesaid documents on its behalf without any further authorization from the Tenant.

         Provided the Landlord's condemnation proceedings are not thereby interfered with or delayed, the Tenant may, by separate application and at its own cost and expense, enter into condemnation proceedings in its own right for the purpose of asserting any claim it may have with respect to such improvements as it may have installed in the Demised Premises which improvements would not otherwise be the property of the Landlord upon the termination of this Lease and for which it would be entitled to compensation under existing law, provided, however, that such award shall be made in addition to, and shall not result in a reduction of, the award payable to the Landlord. The Tenant may not participate in nor interfere with nor delay the condemnation proceedings nor any settlement thereof of the Landlord nor may the Tenant make any claim for the value of the portion of this Lease then remaining. Such separate awards as may result from the Tenant's separate claims shall be payable to the Tenant.

         If the taking of the whole or any part of Demised Premises, as would render the use of the premises unsuitable for the Tenant as set forth above, shall be for a period of six (6) months or less, the rent payable by the Tenant to the Landlord shall abate from the date possession of the premises is surrendered to the condemning authority and recommence when possession is restored to the Tenant. If such taking shall extend beyond six (6) months, then this Lease may be terminated at the option of either party. The party exercising such option must do so within thirty (30) days of the date possession of the premises is surrendered to the condemning authority. If any party does not so terminate within the said thirty (30) days, it loses its right to do so. In the event of such temporary taking, neither the Term of this Lease nor the Expiration Date hereunder shall be affected.

         If there is a termination of this Lease pursuant to this article, then the Tenant covenants and agrees to immediately vacate the Demised Premises, remove all of its personal property and other items therefrom, and deliver peaceable possession thereof to the Landlord or to such party designated by the Landlord. If the Tenant fails to remove all of its personal property and other items from the Demised Premises within fourteen (14) days of the finalization of the condemnation proceedings the Landlord, as it sees fit, may remove and dispose of any and all property or other items found in or on the Demised Premises, Building or Land at the sole cost and expense of the Tenant and the Tenant shall indemnify and hold the Landlord harmless from and against any and all claims from any and all parties whatsoever in connection with such removal or disposal. Failure by the Tenant to comply with any provisions in this article shall subject Tenant to such costs, expenses, damages, losses and the like as the Landlord may incur by reason of the Tenant's breach hereof including, but not limited to, attorney's fees (whether for litigation or otherwise) and the like.

21.      Paragraph 21 is amended and supplemented by adding the following:

         Landlord shall utilize its best efforts to obtain from each mortgagee a non-disturbance and attornment agreement which would provide that so long as the Tenant is not in default each such mortgagee will recognize this Lease provided that Tenant attorns to such mortgagee.

31. LANDLORD'S WORK: Tenant has inspected the Premises and agrees to accept the Premises in an "as is" condition. Tenant shall perform all work required in order to obtain a Certificate of Occupancy at its sole cost and expense, obtain any municipal permits that may be required, and comply with all municipal construction codes.

32. FIRE INSURANCE: In addition to the Rent, the Tenant shall, as Additional Rent, pay its proportionate share of the premiums comprehensive fire and extended coverage insurance covering the Building and the improvements upon the Land and the Demised Premises with full extended coverage, and such other insurance (including flood insurance and war risk insurance) as may from time to time by available and reasonably required by the Landlord or its mortgagees or any governmental authority, all for the benefit of the Landlord and said mortgagees, and in an amount equal to one hundred percent (100%) of the full replacement value of all of the buildings and improvements upon the Land without deduction for depreciation including, but not limited to, such added replacement costs as may result by reason of any change or changes in applicable ordinances and building codes. The Landlord reserves the right to adjust the amount of insurance coverage from time to time as may be required or desirable to provide adequate coverage consistent with then existing economic conditions. Fire and extended coverage policies insuring the Building shall not name the Tenant as an insured party.

         The Tenant shall pay its portion of such  insurance  premiums in twelve
(12) equal monthly installments to the Landlord on the first day of every month, in advance.

         If due to the Tenant's use of the Premises the Landlord cannot obtain and maintain fire insurance on the Building in an amount and form reasonably acceptable to the Landlord, the Landlord may cancel this Lease on thirty (30) days notice to the Tenant. If due to the Tenant's use of the Premises the fire insurance rate is increased, the Tenant shall pay the increase in the premium to the Landlord on demand.

33. COMPLIANCE WITH LAW AND INSURANCE REGULATIONS: During Terms of this Lease, the Tenant shall, at its sole cost and expense, promptly observe and comply with the legal requirements and with all federal, state, county and municipal laws, ordinances, statutes, rules, orders, requirements, regulations, rulings, and the like of any and all governmental authorities, present and/or future, having jurisdiction over the Demised Premises, or over the Tenant's or its permittees' use or occupancy of the Demised Premises, or over the business at any time transacted thereon by the Tenant or its permittees, or by anyone using or occupying the premises by, through or under the Tenant. It is expressly understood that the Tenant is obligated to make or reimburse Landlord for all changes, structural and nonstructual, foreseen and unforeseen, ordinary and extraordinary, in order to comply with such governmental regulations, whether or not arising out of the Tenant's or its permittees' use or occupancy of the Demised Premises. The Tenant shall also, at the Tenant's cost and expense, comply with reasonable rules promulgated by the Landlord in writing, for the correction, prevention and abatement of nuisances, violations or other grievances, in, upon or connected with the Demised Premises, Building or Land during said Term. The Tenant shall also, at its sole cost and expense, promptly observe and comply with all regulations of the Fire Department and any insurance underwriting board, insurance inspection bureau and other body exercising similar functions, and with all insurance companies writing policies covering the Demised Premises, Building and/or Land or any part thereof, and with any other body exercising similar functions, including, but not limited to, the installation of fire extinguishes and other safety equipment.

         Anything in the foregoing to the contrary notwithstanding, it is agreed that all costs of compliance which are caused by or related to TENANT's manner of use of the Demised Premises shall be the sole responsibility of the TENANT. Where compliance is required of the Building, generally, and not as a specific result of TENANT's manner of use, then the TENANT shall only pay its proportionate share of such compliance, which cost of compliance shall be amortized over the useful life of each such improvement as reasonably determined by the parties.

         The Tenant and/or its permittees and/or anyone using or occupying the premises by, through or under the Tenant shall not refine, produce, store, handle, use, transfer, process, transport, dispose of or the like any hazardous or toxic substances or wastes as same may be described or defined in any federal, state or local law, ordinance or statute at, on, in or about the Demised Premises, Building or Land. Should the Tenant or its permittees or anyone using or occupying the premises by, through or under the Tenant cause or permit any intentional or unintentional action or omission resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping, or the like of any such hazardous wastes, or substances, the Tenant shall promptly clean up such wastes or substances and repair any related damage in accordance with the provisions of all applicable laws including, but not limited to, the New Jersey Spill Compensation and Control Act and pay and discharge any and all fines, penalties, costs, interest charges, expenses and like which may be impose as a result of such actions or omissions. In the event that there shall be filed a lien against the Demised Premises, then the Tenant shall immediately either
(a) pay the claim and remove the lien from the Demised Premises, or (b) furnish a bond, cash deposit or other security satisfactory to the Landlord, the Landlord's title insurance company, and mortgagee, if any, in an amount sufficient to discharge the claim out of which the lien arises.

         Without limiting anything contained in this Lease, the Tenant covenants and agrees that it shall fully comply with all federal, state, county and municipal environmental laws including, but not limited to, the New Jersey Industrial Site Recovery Act (ISRA), the New Jersey Spill Compensation and Control Act, and all acts, laws, rules, regulations, directives, modifications, changes and the like presently or hereafter promulgated by the state and/or the federal government and/or their various divisions and agencies and/or any other authority having jurisdiction. In addition, prior to the Expiration Date or earlier termination of this Lease, the Tenant agrees to supply to the Landlord appropriate Evidence of Compliance with the aforesaid laws, rules and regulations. "Evidence of Compliance", as used herein, shall be deemed to include a letter of non-applicability regarding ISRA or a letter of negative declaration issued by the New Jersey Department of Environmental Protection and Energy. Without limitation of the foregoing, the Tenant's obligations shall include the proper filing of all forms and the performance to the State's and the Landlord's satisfaction of all soil, ground, water and surface water sampling and tests required by the State of New Jersey. The Tenant shall immediately provide the Landlord with copies of all filings, correspondence, reports, notices, orders, findings, declaration and other materials pertinent to the Tenant's compliance. The Tenant's SIC number is . The Tenant shall be obligated to continue to make monthly payments to the Landlord in the sum equivalent to the monthly Fixed Rent for the last month of the Term together with all Additional Rent without occupancy of the premises until the delivery of the appropriate Evidence of Compliance. The foregoing notwithstanding, if Tenant is eligible to receive a Letter of Nonapplicability and has filed the necessary affidavit, filing fee an other document pursuant to NJDEP regulations not less than sixty (60) days prior to the expiration of the Term, then the preceding sentence concerning rent payments shall not be applicable. If, however, Tenant's application for a Letter of Nonapplicability is rejected by NJDEP and some other form of compliance would be required, then the obligations provided above shall be immediately reinstated.

         In the event appropriate Evidence of Compliance is not delivered to the Landlord prior to the surrender of the Demised Premises by the Tenant, it is agreed and understood that the Tenant shall furnish for the benefit of the Landlord a bond or other security satisfactory to the Landlord in an amount equal to two hundred percent (200%) of the total cost of effecting such compliance. Said bond or other security shall remain effective until the time as appropriate Evidence of Compliance has been delivered to the Landlord. The Landlord may draw upon said bond or other security if such Evidence of Compliance is not delivered to the Landlord within six (6) months of the Expiration Date or earlier termination of this Lease. The Tenant shall be solely liable for and shall pay to the Landlord as Additional Rent, any and all costs, fees, expenses and the like incurred by the Landlord in enforcing or satisfying the Tenant's obligations under this article and this Lease, including, but not limited to, engineering, sampling, inspection, cleanup, removal, damages, fines, attorney's fees (whether for litigation or otherwise) and the like.

         If, as of the Effective Date of this Lease, ISRA or any other environmental statute, law or ordinance, does not apply to the Tenant's business or operations, it may not engage in any future activity on the Demised Premises which would subject it to the regulation of ISRA or any other environmental statute, law or ordinance. The Tenant may not increase or expand in any new or additional operations which are subject to the regulations of ISRA or any other environmental statute, law, or ordinance of any operations which may be considered hazardous, above which it may be engaging in as of the Effective Date of this Lease.

34. DEFAULT, ADDITIONAL REMEDIES: In addition to the matters set forth elsewhere in this Lease, during the Term of this Lease and any renewals or extensions thereof, events of default shall include, but shall not be limited to, the following, whether by act, omission or by operation of law:

         (i) any voluntary or involuntary assignment, transfer or sale of the Tenant's assets for the benefit of creditors, or

         (ii)  an  adjudication  that  the  Tenant  is bankrupt or insolvent, or

         (iii) the filing of any voluntary or involuntary petition in bankruptcy by or against the Tenant or instituting a proceeding under the Revised Bankruptcy Act, or

         (iv) the Tenant's dissolution, liquidation, break up, transfer, sale, or decrease of fifty percent (50%) or more in the Tenant's assets or net worth, or

         (v) if the Tenant is a partnership or consists of more than one person and any partner of the partnership or any other person or entity making up the Tenant in this Lease is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors, or

         (vi) an appointment of a receiver for the assets of the Tenant for insolvency or alleged insolvency of having the authority to take possession of the Demised Premises, or

         (vii) an attachment of or levy on or writ of execution against the Tenant's leasehold interest by any third party, or

         (viii) failure by the Tenant to pay, at the time the same are due and payable, any installment of rent or other sum due under this Lease to be paid by the Tenant, or

         (ix) any subletting or assignment of this Lease by the Tenant which not approved by the Landlord in accordance with the terms of this Lease or otherwise not permitted under this Lease, or (x) the Tenant's loss of authorization to do business in New Jersey, or

         (xi) the Tenant's abandoning, deserting or vacating the Demised Premises, or

         (xii) any execution or attachment or the like issued against the Tenant or any of the Tenant's property whereupon the Demised Premises shall be taken or occupied by someone other than the Tenant, or

         (xiii)  failure   by  the  Tenant  to  perform  or  observe  any  other
         requirement of this Lease which is its obligation to perform or observe.

         The Landlord shall be entitled to the following additional remedies in the Event of Default by or Eviction of the Tenant:

          (i) In the event of default, the Landlord may, at any time thereafter, terminate this Lease, upon giving notice of such termination to the Tenant or to any one of any trustees, receivers, assignees or other persons in charge of or acting as a custodian or owner of the assets or property of the Tenant. This Lease shall terminate on the date fixed in such notice. Notwithstanding any such termination, the Landlord may still enforce its rights pursuant to this Lease.

          (ii) No payment by the Tenant or receipt or acceptance by the Landlord of a lesser amount than the full amount of any payment shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and the Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance or to pursue any other remedy provided in this Lease or at law or equity.

          (iii) If the Tenant fails to pay any installment of rent or any other monetary obligation for more than five (5) days after the same becomes due and payable, the Tenant shall pay to the Landlord upon demand, as Additional Rent, a late fee of five percent (5%) of the outstanding installment or payment due. In addition, rent or any other monetary obligation, including but not limited to late fees, not paid when due shall bear interest from the date due until paid at the lesser of one percent (1%) per month or the maximum rate permitted by law to charge.

         The Tenant, on behalf of itself and any and all persons claiming through or under the Tenant, does hereby waive and surrender all right and privilege which it, they or any of them have or might have, under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this Lease after being dispossessed, removed or ejected from the Demised Premises by process of law or under the provisions of this Lease or after the Expiration Date or earlier termination of this Lease.

         The specified remedies to which the Landlord may resort under the provisions of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord may be lawfully entitled in case of any breach or threatened breach by the Tenant of any provision of this Lease. If the Landlord pursues any remedy granted by the provisions of this Lease or at law or equity, it shall not be construed as a waiver or relinquishment of any other remedy afforded thereby. For the purposes of any suit brought or based hereon, this Lease shall be construed to be a divisible contract, and successive actions may be maintained on this Lease on successive periodic sums which mature hereunder. For the purposes of any suit brought or based herein, this Lease shall be construed to be a divisible contract and successive actions may be maintained on this Lease on successive periodic sums which mature hereunder.

         No waiver by the Landlord of any term, covenant, condition, provision, agreement or the like of this Lease shall be deemed to have been made unless expressed in writing and signed by the Landlord. In addition, any assumption by the Landlord of any payment to be made by or any duty to be performed by the Tenant shall not obligate the Landlord, nor relieve the Tenant from the responsibility, to make any such payment or to perform any such duty in the future. The consent or approval of the Landlord to or of any act by the Tenant shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act. Any inaction by the Landlord shall not be deemed to be an approval of any act of the Tenant.

         The Landlord reserves a right of re-entry which allows the Landlord to end this Lease and re-enter the Premises if the Tenant violates any agreement in this Lease. This is done by eviction. Eviction is a court procedure to remove a Tenant. Eviction is started by filing a complaint in court and the service of a summons on a Tenant to appear in court. The Landlord may also evict the Tenant for any one of the other grounds of good cause provided by law. After a court order of eviction and compliance with the warrant of removal, the Landlord may re-enter and take back possession of the Premises. If the cause for eviction is non-payment of Rent, notice does not have to be given to the Tenant before the Landlord files a complaint. If there is any other cause to evict, the Landlord must give notice to the Tenant the notice required by law before the Landlord files a complaint for eviction.

         The Tenant is liable for all damages caused by the Tenant's violation of any agreement in this Lease. This includes reasonable attorney's fees and costs.

         After eviction the Tenant shall pay the Rent for the Term or until the Landlord re-rents the Premises, if sooner. If the Landlord re-enters the Premises for less than the Tenant's Rent, the Tenant shall pay the difference until the end of the Term. The Tenant shall not be entitled to any excess resulting from the re-renting. The Tenant shall also pay (a) all reasonable expenses incurred by the Landlord in preparing the Premises for re-renting and
(b) commissions paid to a broker for finding a new tenant.

35.      REQUEST BY MORTGAGEE OR  PROSPECTIVE  MORTGAGEE FOR CHANGE OF LANGUAGE:
Provided that the same do not increase any of the Tenant's duties, obligations or liabilities, and further provided that the same do not limit the Tenant's rights with respect to the Demised Premises and the common areas, then in the event that a mortgagee or prospective mortgagee of the Demised Premises shall request a change in the language or provisions of this Lease or shall require a separate agreement of any kind, the Tenant shall execute such consents without delay.

36. SEVERABILITY: If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law. If any provision of this Lease is capable of two constructions, one of which would render the provision invalid and the other of which would render the provision valid, the provision shall be the meaning which renders it valid.

37. CONSTRUCTION: It is agreed and understood that this Lease, its terms and conditions and any interpretation hereof shall be construed (i) in accordance with the laws of the State of New Jersey and (ii) as a work product jointly drafted by counsel for the parties.

38. NO REPRESENTATIONS BY LANDLORD: The Landlord and the Landlord's agents and representatives have made no representations or promises, by implication or otherwise, with respect to the said Demised Premises, Building, Land, neighboring surroundings, rents, leases, expenses of operation, or any other matter or thing affecting or related to the Demised Premises or the leasing of same except as herein expressly set forth. The Tenant has inspected the Land, Building, and Demised Premises and is thoroughly acquainted with their condition and agrees to take the same "as is" except as expressly provided for in this Lease. The Tenant agrees that in taking this Lease, it is governed by its own inspection of the premises and plans, and by its own judgement of their desirability for its purpose, and it has not been governed or influenced by any representatives of the Landlord or the Broker, if any, as to the condition, suitability and/or character of the Demised Premises including, but not limited to, the Building, site, location, and all other matters.

39. WAIVER OF TRIAL BY JURY: The Landlord and Tenant shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other party on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of the Landlord and the Tenant, the Tenant's use or occupancy of said premises, any claim or injury or damage, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event the Landlord commences any summary proceeding for possession of the Demised Premises, the Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. The Tenant may only file its counterclaim, if any, in a separate and distinct action or proceedings.

40. MEMORANDUM OF LEASE: Neither this Lease nor a memorandum of any of its contents shall be recorded by the Tenant without the Landlord's prior written consent, which consent shall or shall not be given in the sole discretion of the Landlord. Should the Tenant record this Lease or a memorandum of the contents hereof without the Landlord's prior written consent, the Landlord may, upon written notice to the Tenant, terminate this Lease as of the date of such notice.

41. BROKER: The Tenant represents that it has dealt with no realtors, brokers, salespersons, agents or the like in connection with the negotiation of this Lease and the renting of the Demised Premises hereunder, other than SBWE, Inc. (the "named Broker"), and that no person, firm, corporation or other entity is or shall be entitled to the payment of any fee, commission, compensation or the like or other form of remuneration in connection with this Lease in any manner. The Tenant also represents that it has no prior agreement for any payments of commissions or the like to any such person for the Demised Premises. Should any claims be made for brokerage commissions, other than those payable to the above named Broker, through or on account of dealings, conversations, statements, negotiations or the like of the Tenant or its agents or representatives, the Tenant shall indemnify the Landlord against any and all losses, costs, claims, damages, liability, expenses or the like including, but not limited to, costs of litigation, attorney's fees (whether for litigation or otherwise) and the like, in connection therewith. The Landlord agrees to pay a real estate commission to the named Broker in accordance with a separate written agreement between the Landlord and the named Broker, all of the terms of which are incorporated in this Lease. This obligation to pay a real estate commission to the named Broker, including but not limited to installment payments, or commissions for lease renewals, extension or the like, if any, shall run with this Lease and the right to receive the rent. The written agreement between the Landlord and the named Broker, and the obligation to pay the real estate commission referred to herein, shall be binding upon any person who, or entity which, becomes the Landlord under this Lease, by any means whatsoever.

42. INDEMNIFICATION: The Landlord shall not be liable for injury or damage to any person or property unless it is due to the Landlord's act or neglect. The Tenant is liable for any loss, injury or damage to any person or property caused by the act or neglect of the Tenant or the Tenant's employees. The Tenant shall defend the Landlord and reimburse the Landlord for all liability and costs resulting from any injury or damage due to the act or neglect of the Tenant or the Tenant's employees.

         The Tenant further agrees to indemnify and save the Landlord harmless from and against any and all claims by or on behalf of any person, firm, corporation, entity, or the like and any and all other parties, arising from the conduct about or management of or condition of the Demised Premises, or from the Tenant's or its permittees' use or occupancy of or operations in the Demised Premises or that of anyone using or occupying the premises by, through or under the Tenant, or from any accident in or on the Demised Premises. The Tenant will further indemnify and save the Landlord harmless from and against any and all claims arising from any breach or default on the part of the Tenant or any of its permittees or anyone using or occupying the premises by, through or under the Tenant in the performance of any covenant or agreement to be performed pursuant to the provisions of this Lease, or arising from any negligence or act or failure to act of the Tenant or any of its permittees or anyone using or occupying the premises by, through or under the Tenant, and from and against all costs, counsel fees, expenses, liabilities and the like incurred as a result of any such claim, action or proceeding brought thereon. In case any action or proceeding is brought against the Landlord by reason of any such claim, the Tenant, upon notice from the Landlord and at the Tenant's sole cost and expense, covenants to immediately resist or defend such action or proceeding by counsel reasonably satisfactory to the Landlord or to pay for the Landlord's legal fees for such defense at the Landlord's option. Anything is this Lease to the contrary notwithstanding, the Tenant hereby waives, for itself and all of its insurance carriers, any and all rights of subrogation against the Landlord and/or its permittees for any loss or damage, regardless of cause or origin, and the Tenant agrees to obtain from its insurance carrier or carriers a waiver of its and/or their right to subrogation against the Landlord. A copy of this waiver shall be delivered to the Landlord along with the evidence of insurance described in this Lease. The inability to obtain a written waiver of subrogation from any insurance carrier shall in no way limit the enforceability of this paragraph against any such insurance carrier. Nothing in this Article is to be construed to limit the coverage for the protection of the Landlord under the Tenant's liability policy as provided in this Lease.

         Neither the Landlord nor its permittees shall be liable for any damage or injury to property or person caused by or resulting from (i) theft, electricity, gas, water, sewer, any utility service, ice or snow (except resulting from Landlord's negligence in performing snow plowing), any weather condition, or any leak, flow or obstruction from or into any part of the Demised Premises, Building or Land; (ii) from any action or non-action of itself or the Tenant or their respective permittees or any other person or party; or (iii) from any damage or injury resulting or arising from any other cause or happening whatsoever. The within covenant by the Tenant is an express inducement to the Landlord to enter into this Lease.

         Anything hereinabove contained to the contrary notwithstanding, the Tenant in all events shall assume all risk of damage or loss to its property, equipment, machines, inventory, fixtures and the like occurring in or about the Demised Premises, Building or Land, whatever the case of such damage or loss. The Tenant waives all right of recovery against the Landlord and its permittees for any loss, damage, injury or the like of any nature whatsoever including work interruption. The Tenant shall obtain from its insurance carrier waivers of recovery and insurance rights under its policies which shall be included within the terms of the policies and will furnish evidence of such waivers to the Landlord upon request.

         The Tenant agrees to save the Landlord harmless from and against any and all claims, liability, responsibility or the like of any nature whatsoever with regard to the Tenant's or its permittees' non-compliance with any or all environmental acts, laws, rules, regulations or the like or that of anyone using or occupying the premises by, through or under the Tenant or with regard to any conditions caused by the Tenant or its permittees or anyone using or occupying the premises by, through or under the Tenant which may be in violation of any of the provisions of any and all environmental acts, laws, rules, regulations or the like.

         The Tenant shall look solely to the Landlord's interest in the Real Estate for the enforcement of any judgement or decree requiring the payment of money to the Tenant by reason of any default or breach by the Landlord under this Lease or for any other reason, and to no other property or asset of the Landlord, its partners, owners, principals, officers, directors or the like. In no event shall there be any personal liability on the part of the Landlord, its partners, owners, principals, officers, directors or the like beyond its interest in the Building and Land, and no other asset of the Landlord, its partners, owners, principals, officers, directors or the like shall be subject to levy, execution, attachment or any other legal process.

43. HOLDOVER: In the event that the Tenant shall remain in the Demised Premises after the expiration of the Term of this Lease or after the termination of this Lease, without having executed a new written lease with the Landlord nor an extension to this Lease, such holding over shall not constitute a renewal or extension of this Lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of its term and as one who is occupying the premises illegally, and thereupon be entitled to all the remedies against the Tenant provided at law or equity in that situation. Or the Landlord may, at its option, elect to construe such holding over as tenancy from month-to-month, subject to all terms and conditions of this Lease, except as to duration thereof and rent payable thereunder, and any other term or condition which the Landlord, in its sole discretion, chooses to change, delete or add. The Landlord shall give the Tenant thirty (30) days written notice of any changes, deletions or additions to this Lease. In the event that the Landlord chooses to treat the Tenant as having a holding over or month-to-month tenancy, the Tenant shall be liable for all amounts provided for in N.J.S.A. 2A:42-6, without prior demand or notice being required.

44. DUTY TO PAY RENT: The Tenant may not withhold all or any portion of, nor may the Tenant offset nor deduct any amount from the Rent and Additional Rent specified herein for any reason whatsoever except as provided in Paragraph 19 herein. This Lease and the obligation of the Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on the part of the Tenant to be performed, shall in no way be affected, impaired or excused, in whole or in part, for any reason whatsoever. The Tenant's sole remedy is to seek an enforcement of the provisions of this Lease under operation of law by an action or proceeding for specific performance, injunction or declaratory judgement.

         Rent, Additional Rent and any other monetary obligation of the Tenant shall be paid in lawful money of the United States to the Landlord at its office, or to the Landlord's agent or such other place as the Landlord shall designate by notice to the Tenant. The Tenant shall pay all sums due promptly without notice or demand therefor, and without any abatement, deduction, set off or the like for any reason whatsoever, except as may be expressly provided in this Lease. If the Tenant makes any payment to the Landlord by check, same shall be by check of the Tenant and the Landlord shall not be required to accept the check of any other person. Any check received by the Landlord shall be deemed received subject to collection. Any acceptance by the Landlord of any payment made by any other person for the account of the Tenant shall not be deemed to be a consent by the Landlord to any assignment or subletting, nor shall it relieve the Tenant of its obligations hereunder. If any check is mailed by the Tenant, the Tenant shall post such check in sufficient time prior to the date when payment is due so that such check will be received by the Landlord on or before the day when payment is due. No lateness or failure of delivery of the mails will excuse the Tenant from its obligation to have made the payment in question when required under this Lease.

         The Landlord is not liable for any inconvenience or harm caused by any stoppage or reduction of utilities and services beyond the control of the Landlord. This does not excuse Tenant from paying Rent.

45. LIMIT OF LANDLORD'S LIABILITY: The Tenant shall look solely to the Landlord's interest in the Real Estate for the enforcement of any judgement or decree requiring the payment of money to the Tenant by reason of any default or breach by the Landlord under this Lease or for any other reason, and to no other property or asset of the Landlord, its partners, owners, principals, officers, directors or the like. In no event shall there be any person liability on the part of the Landlord, its partners, owners, principals, officers, directors or the like beyond its interest in the Building and Land, and no other asset of the

Landlord, its partners, owners, principals, officers, directors or the like shall be subject to levy, execution, attachment or any other legal process.

46. OPERATING EXPENSES: The Landlord shall make a reasonable estimate of the Operating Expenses for each calendar year and the Tenant shall pay as Additional Rent the Tenant's pro rata share of the Operating Expenses in twelve
(12) equal monthly installments, due and payable on the first day of each month.

         If the last day of the Term ends on any day other than the last day of a calendar year, any payment due to the Landlord or to the Tenant by reason of any increase or decrease in Operating Expenses shall be pro rated as applicable within ten (10) days of written notice.

         Operating Expenses are the sum of the following, without limitation and whether or not within the contemplation of the parties, including, but not limited to: (i) the cost and expenses for the repair, replacement, maintenance, policing, insurance and operation of the Building, Land, and common areas; (ii) the cost for fire, rent, casualty, glass, flood, liability, fidelity and such other insurance required by the Landlord or other parties having an insurable interest; (iii) the fees payable to a managing agent appointed by the Landlord (provided same are competitive with the fees payable to independent managing agents of comparable facilities in Morris County), not to exceed five percent (5%) of the Rent; (iv) professional fees other than legal and accounting; (v) wages and fringe benefit payments to persons engaged in such operation, maintenance and repair (for persons not engaged on a full-time basis at this Property, these costs shall be allocated equitably); (vi) the cost of building and cleaning supplies and service and maintenance contracts with independent contractors; (vii) utilities covering all common areas, including heat, air conditioning and storage areas, and parking areas; (viii) utility, water and other charges for the Premises which are not separately metered; and (ix) the cost for fire alarm systems.

         Tenant shall have the right to receive copies, if available, of invoices reflecting amounts billed as Operating Expenses and Real Estate Taxes if requested in writing no later than thirty (30) days following Tenant's receipt of Landlord's annual recap. Tenant shall then have the right to audit Landlord's charges for Operating Expenses and Real Estate Taxes. Such audit shall be requested, in writing, not later than thirty (30) days following Tenant's receipt of Landlord's invoices of Operating Expenses and Real Estate Tax charges and shall provide not less than thirty (30) days notice of the date of such audit. Tenant shall be entitled to audit only the expenses for the year in question and no others. Landlord shall afford Tenant access to its books and records at Landlord's offices during normal business hours. If the audit reveals that Landlord's charges are not overstated by an amount in excess of five percent (5%), then Tenant shall reimburse Landlord for its reasonable costs incurred in preparing for the audit, including but not limited to administrative and bookkeeping expenses of Landlord's employees and employees of its duly appointed managing agent. Landlord and Tenant shall, within thirty (30) days after the audit, adjust any underpayment or overpayment and make any required payment or credit for any overpayment.

         The Landlord reserves the right to adjust the amount of insurance coverage from time to time as may be required or desirable to provide adequate coverage consistent with then existing economic conditions.

         "Operating Expenses" shall not include the cost and expenses for the replacement of the roof, floor, walls and structural elements of the Building.

         "Operating Expenses" shall not include expenses for any improvements made to the Land or Building which are capitalized except those expenses for improvements which result in a savings of labor, energy, utility or material costs shall be included at the lesser of the cost of such improvement amortized over the useful life of the improvement or the annual savings in costs resulting from the improvement.

47. LANDLORD AND TENANT RELATIONSHIP: Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any other party to create the relationship of principal and agent or of partnership or joint venture or of any other association whatsoever between the Landlord and the Tenant. It is expressly understood and agreed that such relationship and association between the parties hereto is one solely of landlord and tenant.

48.      TENANT'S CARE OF PREMISES:

         The Tenant shall:

         (i) promptly comply with all laws,  orders,  rules and  requirements of
         governmental   authorities,   insurance   carriers,   board   of   fire
         underwriters, or similar groups;

          (ii) maintain the Premises and all equipment and fixtures in it in good repair and appearance;

         (iii) make all necessary repairs to the Premises and all equipment and fixtures in it, except structural repairs;

         (iv) maintain the Premises in a neat, clean, safe, and sanitary condition, free of all garbage;

         (v) use all electric, plumbing, and other facilities in the Premises safely, and maintain and replace all fixtures as required;

         (vi) use no more electricity than the wiring or feeders to the Premises can safely carry;

         (vii) promptly replace all broken glass in the Premises;

         (viii) do nothing to destroy, deface, damage, or remove any part of the Premises;

         (ix) keep nothing in the Premises which is inflammable, dangerous or explosive or which might increase the danger of fire or other casualty;

         (x) promptly notify the Landlord when there are conditions which need repair;

         (xi) do nothing to destroy the peace and quiet of the Landlord, other tenants, or persons in the neighborhood;

         (xii) avoid littering in the building or on its grounds.

         The Tenant shall pay any expenses involved in complying with the above.

         The Tenant agrees to cooperate with the Landlord and other tenants, occupants and neighbors, if any, so as not to create any interference with the normal use of the Demised Premises, the Building, the Land, and the surrounding area. The Tenant shall not interfere with the proceedings of other tenants, occupants or neighbors, if any.

         The removal of all garbage, trash, rubbish, refuse and the like shall be made only by way of the proper areas provided therefor. Garbage, trash, refuse and the like shall be kept neatly in appropriate, sanitary and adequate containers. The Tenant will separate all debris in accordance with any federal, state, county and municipal regulations, directives and laws which may apply.

49. SURVIVAL OF REMEDIES: Any liability for payments hereunder including, but not limited to, the payment of rent, repairs, maintenance and the like, shall survive the termination, expiration or sooner cancellation of this Lease.

50. TRAILER STORAGE: The Tenant will not permit any storage of trailers nor any storage inside trailers on the Land.

51. AUTHORITY OF PARTIES: Each party warrants that it is authorized to enter into the Lease, that the person signing on its behalf is duly authorized to execute the Lease, and that no other signatures are necessary.

52. ATTORNEY'S FEES: The Tenant is liable for all damages caused by the Tenant's violation of any agreement in this Lease. This includes reasonable attorney's fees and costs.

53. NOTICES: Unless a Lease provision expressly authorizes verbal notice, all notices under this Lease shall be in writing and sent by registered or certified mail, postage prepaid, to the address for each party stated above in this Lease.

         Either party may change these persons or addresses by giving notice as provided above. Tenant shall also give required notices to Landlord's mortgagee after receiving notice from Landlord of the mortgagee's name and address. Notice shall be considered given and received on the latest original delivery or attempted delivery date as indicated on the postage receipt(s) of all persons and addresses to which notice is to be given.

54. PARTIAL INVALIDITY: If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law. If any provision of this Lease is capable of two constructions, one of which would render the provision invalid and the other of which would render the provision valid, the provision shall be the meaning which renders it valid.

55. WAIVER: The failure of the Landlord to exercise any of its rights is not a waiver of those rights. The Landlord waives only those rights specified in writing and signed by the Landlord. The Landlord's failure to enforce any agreement in this Lease shall not prevent the Landlord from enforcing the agreement for any violations occurring at a later time.

56. CONSTRUCTION: It is agreed and understood that this Lease, its terms and conditions and any interpretation hereof shall be construed (i) in accordance with the laws of the State of New Jersey and (ii) as a work product jointly drafted by counsel for the parties.

57. BINDING ON SUCCESSORS: This Lease shall bind the parties' heirs, successors, representatives, subtenants and assigns.

58. GOVERNING LAW: This Lease shall be governed by the laws of the State of New Jersey.

59. INSURANCE INCREASE: If due to Tenant's particular use of the Premises the Landlord's insurance rates are increased, Tenant shall pay the increase.

60. WAIVER OF TRIAL BY JURY: The Tenant shall and hereby does waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other party on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of the Landlord and the Tenant, the Tenant's use or occupancy of said premises, any claim or injury or damage, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event the Landlord commences any summary proceeding for possession of the Demised Premises, the Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. The Tenant may only file its counterclaim, if any, in a separate and distinct action or proceedings.

61. RECORDING: Neither this Lease nor a memorandum of any of its contents shall be recorded by the Tenant without the Landlord's prior written consent, which consent shall or shall not be given in the sole discretion of the Landlord. Should the Tenant record this Lease or a memorandum of the contents hereof without the Landlord's prior written consent, the Landlord may, upon written notice to the Tenant, terminate this Lease as of the date of such notice.

62. SURVIVAL OF REMEDIES: Any liability for payments hereunder including, but not limited to, the payment of rent, repairs, maintenance and the like, shall survive the termination, expiration or sooner cancellation of this Lease.

64. BUSINESS DAYS: Business days means Monday through Friday inclusive, excluding holidays. Throughout this Lease, wherever "days" are used the term shall refer to calendar days. Wherever the term "business days" is used the term shall refer to business days.

65. ENTIRE AGREEMENT: This Lease contains the entire agreement between the parties about the Premises and Building. Except for the Rules for which paragraph 9.01(a) controls, this Lease shall be modified only by a writing signed by both parties.

66. REQUEST FOR CHANGE OF LANGUAGE: Provided that the same do not increase any of the Tenant's duties, obligations or liabilities, and further provided that the same do not limit the Tenant's rights with respect to the Demised Premises and the common areas, then in the event that a mortgagee or prospective mortgagee of the Demised Premises shall request a change in the language or provisions of this Lease or shall require a separate agreement of any kind, the Tenant shall execute such consents without delay.

         At no time may the Tenant use this Lease or the value of this Lease or its leasehold as collateral for loans or for any similar purpose. The Tenant shall not mortgage or encumber this Lease in any manner. The Tenant shall have no authority to create or place any lien or encumbrance of any kind whatsoever upon this Lease or upon the Demised Premises, Building or Land nor in any manner to bind the interest of the Landlord in the Demised Premises, Building or Land.

67. NO REPRESENTATIONS BY LANDLORD: The Landlord and the Landlord's agents and representatives have made no representations or promises, by implication or otherwise, with respect to the said Demised Premises, Building, Land, neighboring surroundings, rents, leases, expenses of operation, or any other matter or thing affecting or related to the Demised Premises or the leasing of same except as herein expressly set forth. The Tenant has inspected the Land, Building, and Demised Premises and is thoroughly acquainted with their condition and agrees to take the same "as is" except as expressly provided for in this Lease. The Tenant agrees that in taking this Lease, it is governed by its own inspection of the premises and plans, and by its own judgement of their desirability for its purpose, and it has not been governed or influenced by any representatives of the Landlord or the Broker, if any, as to the condition, suitability and/or character of the Demised Premises including, but not limited to, the Building, site, location, and all other matters.

68. LANDLORD AND TENANT RELATIONSHIP: Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any other party to create the relationship of principal and agent or of partnership or joint venture or of any other association whatsoever between the Landlord and the Tenant. It is expressly understood and agreed that such relationship and association between the parties hereto is one solely of landlord and tenant.

68.      UTILITY  DEREGULATION:  Landlord  has  advised  Tenant  that  presently
General Public Utilities ("GPU") is the utility company which provides electricity service for the Premises, Property and Land. The foregoing notwithstanding, Landlord shall have the right, in Landlord's sole discretion, at any time and from time to time during the Term, to either contract for service from a different company or companies providing electricity service (each to be referred to as an "Alternate Service Provider") or continue to contract for electricity service from GPU. In all such events, Tenant shall be responsible for and liable to either GPU or each Alternate Service Provider where electricity service to the Premises is separately metered. If there is no separate meter for the Premises, the Tenant shall pay Landlord for electricity service as an operating expense, regardless of the utility provider.

         Tenant shall cooperate with Landlord, GPU and any Alternate Service Provider at all times. Tenant shall, as reasonably necessary, allow Landlord, GPU and any Alternate Service Provider access to the electric lines, feeders, risers, wiring, and any other accouterments or machinery within the Premises.

         Landlord shall in no way be liable or responsible for any loss, damage, or expense that Tenant may sustain or incur by reason of any change, failure, interference, disruption, or defect in the supply or character of the electric energy furnished to the Premises, or if the quantity or character of the electric energy supplied by either GPU or any Alternate Service Provider is no longer available or suitable for Tenant's requirements, and no such change, failure, defect, unavailability, or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease.

69. SURRENDERING THE PREMISES: Upon the Ending Date, Tenant shall surrender the Premises to Landlord in broom clean condition. On surrender, Tenant shall remove from the Premises its personal property, trade fixtures, signs, and any alterations required to be removed under Paragraph 16 and repair any damage to the Premises caused by the removal or by Tenant's moving. Any items not removed by Tenant as required above shall be considered abandoned. Landlord may dispose of abandoned items as Landlord chooses and bill Tenant for the cost of their disposal, or keep it as abandoned property.

70. MECHANIC'S LIENS: Tenant shall, within twenty (20) days after receiving notice of any mechanic's lien for material or work claimed to have been furnished to the Premises on Tenant's behalf and at Tenant's request, except for work contracted by Landlord:

         (i)      discharge the lien; or

         (ii) post a bond equal to the amount of the disputed claim with companies reasonably satisfactory to Landlord.

         If Tenant posts a bond, it shall contest the validity of the lien. Tenant shall indemnify, defend, and hold Landlord harmless from losses incurred from these liens.

         If Tenant does not discharge the lien or post the bond within the twenty (20) day period, Landlord may pay any amounts, including interest and legal fees, to discharge the lien. Tenant shall then be liable to Landlord for the amounts paid by Landlord.

         Paragraph 70 is not a consent to subject Landlord's property to these liens.

         See Addendum Attached.

ATTEST:                             510 RYERSON ROAD CORP.,
                                    LANDLORD:



-------------------------------     By:
        Philip D. Neuer                 --------------------------------------
          Secretary                     Albert Safer, President

WITNESS:                            INTELLESALE.COM, INC.
                                    TENANT:




-------------------------------      By:
                                        --------------------------------------
                                        Charles D. Newman, Executive Vice
                                        President and Chief Operating Officer

                                    EXHIBIT A


                                     DIAGRAM